UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  April 21, 2015

FIDELITY D & D BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA    18512

(Address of principal executive offices)    (Zip Code)

__(570) 342-8281__

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 4.01Changes in Registrant’s Certifying Accountant

On April 21, 2015, the Audit Committee of Fidelity D&D Bancorp Inc. (the “Company”), through a formal proposal process, engaged McGladrey LLP (“McGladrey”) to serve as its independent registered public accounting firm for the year ended December 31, 2015. On April 21,  2015,  the Audit Committee of the Company dismissed Baker Tilly Virchow Krause LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm.

Prior to engaging McGladrey, the Company did not consult with McGladrey regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by McGladrey on the Company’s financial statements, and McGladrey did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Baker Tilly regarding the Company’s financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2014 and 2013, and during the interim period from the end of the most recently completed fiscal year through April 21,  2015, the date of termination, there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Baker Tilly would have caused it to make reference to such disagreement in its reports.

The Company provided Baker Tilly with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Baker Tilly furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated April 22,  2015, is filed as Exhibit 16 (which is incorporated by reference herein) to this Current Report on Form 8-K.

ITEM 9.01Financial Statements and Exhibits

(d) Exhibits.

11
Exhibit No.	Description
16	Letter regarding change in certifying accountant – Letter from Baker Tilly Virchow Krause LLP to the Securities and Exchange Commission dated as of April 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

11
FIDELITY D & D BANCORP, INC.
(Registrant)

Dated: April 23, 2015	/s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16	Letter regarding change in certifying accountant - Letter from Baker Tilly Virchow Krause LLP to the Securities and Exchange Commission dated as of April 22, 2015.